Exhibit 10.1

EXECUTION VERSION	Contract # 1-26652287-8

AMENDMENT NUMBER 8

TO

YAHOO! PUBLISHER NETWORK AGREEMENT #1-26652287

This Amendment #8 to the Yahoo! Publisher Network Agreement #1-26652287 (“Amendment #8”) is entered into effective as of September 29, 2012 (“Amendment #8 Effective Date”) and is made by and among Local Corporation f/k/a Local.com Corporation (“Publisher”), on the one hand, and Yahoo! Inc. and Yahoo! Sarl (together, “Yahoo!”), on the other hand, and modifies the Yahoo! Publisher Network Agreement #1-26652287 by and between Yahoo! and Publisher effective as of August 25, 2010 (the “Agreement”).

In consideration of mutual covenants and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Publisher and Yahoo! hereby agree as follows:

1.    The “End Date” on the Service Order is hereby deleted and replaced with the following: “End Date: October 31, 2012.”

2.    Miscellaneous.

(a)	Except as expressly set forth herein, the terms and conditions of the Agreement are unmodified and remain in full force and effect.

(b)	The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed references to the Agreement as amended hereby. All capitalized defined terms used but not defined herein shall have the same meaning as set forth in the Agreement.

(c)	This Amendment #8 may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature.

(d)	In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment #8, the terms and conditions of this Amendment #8 shall control.

[Signatures on next page]

1	Yahoo! Confidential

EXECUTION VERSION	Contract # 1-26652287-8

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment #8 as of the Amendment #8 Effective Date.

LOCAL CORPORATION		YAHOO! INC.

By:	/s/ Michael A. Sawtell	By:	/s/ Al Echamendi

Name:	Michael A. Sawtell	Name:	Al Echamendi

Title:	President and COO	Title:	VP Bus Dev

Date:	9/29/2012	Date:	9/29/2012

YAHOO! SARL

		By:	/s/ Jean-Cristophe Conti

		Name:	Jean-Cristophe Conti

		Title:	VP – Head of Partnership Group

		Date:	9/29/2012
Signature page to Amendment 8	Yahoo! Confidential